Grayscale Ethereum Covered Call ETF Trading Symbol: ETCO Listed on NYSE Arca, Inc. Summary Prospectus April 25, 2025 http://etfs.grayscale.com/etco

Before you invest, you may want to review the Grayscale Ethereum Covered Call ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 25, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at http://etfs.grayscale.com/etco. You can also get this information at no cost by calling at 866-775-0131 or by sending an e-mail request to info@grayscale.com.

Grayscale Ethereum Covered Call ETF Summary

Investment Objective

The Grayscale Ethereum Covered Call ETF (the “Fund”) seeks to provide and deliver current income. The Fund seeks to provide exposure to the return of one or more exchange-traded products that provide exposure to Ether, including, but not limited to, Grayscale Ethereum Trust ETF (Ticker: ETHE) and Grayscale Ethereum Mini Trust ETF (Ticker: ETH) (the “Ethereum ETPs”). There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1,2]	0.01%
Total Annual Fund Operating Expenses	0.66%
1.	Estimated for the current fiscal year.
2.	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$67	$211

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Principal Investment Strategy

The Fund will not invest in digital assets directly. The Fund also will not invest in initial coin offerings. The Fund will, however, have indirect exposure to digital assets by virtue of its investments in derivatives that utilize an Ethereum ETP (or an index of Ethereum ETPs) as the reference asset. Because the Fund will not invest directly in any digital asset, it may not track price movements of such digital asset.

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks current income through indirect exposure to the returns of Ether by investing in options on Ethereum ETPs, including, but not limited to, Grayscale Ethereum Trust ETF (Ticker: ETHE) and Grayscale Ethereum Mini Trust ETF (Ticker: ETH) (each an “Ethereum ETP” and together, the “Ethereum ETPs”). Each Ethereum ETP is a grantor trust, and ETHE and ETH are each sponsored by an affiliate of Grayscale Advisors, LLC (the “Adviser”), with the sole purpose to hold Ether. In effectuating its investment strategy, the Fund may also purchase and sell a combination of call and put option contracts that utilize an index of Ethereum ETPs as the reference asset. Options contracts that utilize an Ethereum ETP as the reference asset and options contracts that utilize an index of Ethereum ETPs as the reference asset are collectively referred to herein as “Ethereum ETP Options.”

The Fund seeks to achieve its investment objective through a synthetic covered call strategy. In implementing its investment strategy, the Fund will invest in traditional exchange-traded options contracts that reference an Ethereum ETP. The Fund will purchase and sell a combination of call and put option contracts that utilize an Ethereum ETP as the reference asset. The Fund will also write (i.e., sell) call options that reference an Ethereum ETP to generate income. The Fund’s sale of call options that reference an Ethereum ETP will limit the degree to which the Fund may participate in any gains experienced in upward movements in the share price of the referenced Ethereum ETPs.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in options contracts that utilize an Ethereum ETP as the reference asset or other instruments that have economic characteristics and provide investment exposure similar to such investments. Such other instruments may include options contracts that utilize an index of Ethereum ETPs as the reference asset. For purposes of compliance with this 80% investment policy, derivative contracts will be valued at their notional value.

The Fund seeks to gain fully synthetic exposure to the Ethereum ETPs by investing through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the Grayscale Ethereum Covered Call Subsidiary (the “Subsidiary”). The Subsidiary is a limited company operating under Cayman Islands law. It is wholly-owned and controlled by the Fund and is advised by the Adviser and Vident Asset Management (“Vident” or the “Sub-Adviser”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Ethereum ETP Options within the limits of the federal tax laws, which may limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary will follow the same general investment policies and restrictions except that, unlike the Fund, the Subsidiary may invest without limit in the Ethereum ETP Options. The Fund generally expects to invest approximately 25% of its total assets in this Subsidiary. The Subsidiary’s investments, when viewed on a consolidated basis with the Fund, also will be subject to limits on leverage imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Fund does not currently intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund such as the Subsidiary.

In implementing its investment strategy, the Fund will invest in traditional exchange-traded options contracts that reference an Ethereum ETP. The Fund intends to primarily utilize exchange-listed, American style options. An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. While options contracts may trade “over-the-counter” (“OTC”), the Fund intends to primarily utilize exchange-traded options, and may seek to utilize Flexible Exchange Options (“FLEX Options”), when available. The Fund may also invest in traditional options and FLEX Options that utilize an index of Ethereum ETPs as the reference asset. Traditional exchange-traded options have standardized terms, such as the style (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the Fund does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments. The Fund’s synthetic exposure to the Ethereum ETPs is achieved through the combination of purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Ethereum ETPs. The Fund will primarily gain exposure to increases in value experienced by the Ethereum ETPs through the purchase of the call options. As a buyer of these call options, the Fund pays a premium to the seller of the call options. The Fund will primarily gain exposure to decreases in value experienced by the Ethereum ETPs through the sale of the put options. As the seller of these put options, the Fund receives a premium from the buyer of the put options. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to one-year terms.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the instrument underlying the option (in this case, the Ethereum ETP or an index of Ethereum ETPs) at a specified exercise price. For physically settled options, the seller (writer) of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security (put).

As the primary means by which the Fund intends to generate income, the Fund will sell call options that generally reference the Ethereum ETPs at strike prices either at-the-money or out-of-the-money, depending upon market conditions. It is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in the value of the referenced Ethereum ETPs beyond a certain point, generally the strike price at which the call options are sold. This strategy effectively converts a portion of the potential upside price return growth of the Ethereum ETPs into current income. It is expected that the call options the Fund will sell to generate options premiums will have expirations, generally, of one-month or less and will be held to or close to expiration. The Fund intends to make monthly distribution payments to shareholders.

The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of Ether. Investors seeking direct exposure to the price of Ether should consider an investment other than the Fund.

In addition to the options contracts, the Fund will also invest in short-term U.S. Treasury securities and money market funds. Cash and cash equivalents, such as U.S. Treasuries, are used as collateral for the Fund’s investments in options contracts. They may also generate income. Due to certain tests that must be met in order to qualify as a registered investment company (“RIC”), the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to the Ethereum ETP Options.

The Fund is “non-diversified” under the 1940 Act and therefore is not required to meet certain diversification requirements under the 1940 Act.

More Information about the Grayscale Ethereum Trust ETF and the Grayscale Ethereum Mini Trust ETF

The purpose of each of ETHE and ETH is to hold Ether. Each of ETHE’s and ETH’s investment objective is for the value of its shares (based on Ether per share) to reflect the value of Ether held by each of ETHE and ETH. Coinbase Custody Trust Company, LLC is the custodian for each of ETHE and ETH.

Each of ETHE and ETH uses the closing value of the CoinDesk Ether Price Index to calculate its net asset value (“NAV”) which is the aggregate value, expressed in U.S. dollars, of each of ETHE’s and ETH’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of each of ETHE’s and ETH’s expenses and other liabilities. NAV per share is calculated by dividing NAV by the number of shares currently outstanding. NAV and NAV per share are not measures calculated in accordance with GAAP.

Each of ETHE and ETH is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by ETHE and ETH pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission (ETHE: File No. 001-42185, ETH: File No. 001-42184) through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding ETHE and ETH may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Each of ETHE and ETH has its shares listed on NYSE Arca under the symbol ETHE and ETH, respectively. The shares may be purchased from each of ETHE and ETH, only in one or more blocks of 10,000 shares (a block of 10,000 shares is called a “Basket”) by certain authorized participants. Each of ETHE and ETH issues Baskets of Shares to certain authorized participants on an ongoing basis. In addition, each of ETHE and ETH redeems shares in Baskets on an ongoing basis from authorized participants. Each of ETHE and ETH is currently able to accept cash orders, pursuant to which an authorized participant will deposit cash into, or accept cash from, the cash account in connection with the creation and redemption of Baskets, and a third party, known as a liquidity provider that is not an agent of, or otherwise acting on behalf of, such authorized participant will obtain or receive Ether in exchange for cash in connection with such order.

The U.S. Securities and Exchange Commission (the “SEC”) maintains an internet website that contains reports, proxies and information statements and other information regarding each of ETHE and ETH that is filed electronically with the SEC at www.sec.gov.

The Ethereum Network allows people to exchange native tokens of value, called ether, which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset markets that trade ether or in individual end-user-to-end-user transactions under a barter system. The ownership and operation of ethereum is determined by participants in an online, of the peer-to-peer network referred to as the Ethereum Network. The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol. The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the protocol and (3) users who choose which version of the ethereum software to run. From time to time, the developers suggest changes to the ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the ethereum software, may be created. This is often referred to as a “fork.” The price of ether and the share price of ethereum-related ETPs may reflect the impact of these forks.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. There can be no assurance that the Fund will achieve its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Market and Volatility Risk. The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries.

The prices of digital assets, including ether, have historically been highly volatile. The value of the Fund’s investments in digital asset related investments, including ether, and therefore the value of an investment in the Fund, could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

●	Ether Investment Risk. The Fund’s investment in Ethereum ETP Options carries significant risks. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. Ether is not legal tender and generally operates without central authority (such as a bank) and is not backed by any government. Federal, state and/or foreign governments may restrict the use and exchange of ether, and regulation in the United States is still developing. For example, it may become difficult or illegal to acquire, hold, sell or use ether in one or more countries, which could adversely impact the price of ether. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether.

Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. A significant portion of ether may be held by a small number of holders sometimes referred to as “whales”. These holders have the ability to manipulate the price of ether. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain ether. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in Ethereum ETP Options may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.

From time to time, the developers suggest changes to the ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the ethereum software, may be created. This is often referred to as a “fork.” Hard forks of the Ethereum Network could impact demand for ether or other digital assets and could adversely impact the Fund. A substantial giveaway of ether (sometimes referred to as an “air drop”) may also result in a significant and unexpected declines in the value of ether and the Fund.

The market price of ether has been subject to extreme fluctuations. If ether markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. Ether exchanges have in the past, and may in the future, stop operating or permanently shut down due to fraud, cybersecurity issues, manipulation, technical glitches, hackers or malware, which may also affect the price of ether and thus the Fund’s indirect investment in ether due to unfavorable investor sentiment in the broader digital asset industry.

The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether related investment vehicles and the Fund.

●	Digital Assets Risk. Digital assets, such as ether, are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose. Digital assets are an emerging asset class. There are thousands of digital assets, with ether being one of the most well-known. Digital assets generally operate without a central authority (such as a bank) and are not backed by any government. Digital assets are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of ether and other digital assets has been subject to extreme fluctuations. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra- national or quasi-national organization), digital assets are susceptible to theft, loss, and destruction. Digital asset trading platforms and other trading venues on which digital assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other fiat currencies. Digital asset trading platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect volatility.

●	Digital Asset Markets Risk. Recent developments in the digital asset economy have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity.

In recent years, digital asset prices have fluctuated widely. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms, including several bankruptcies. This resulted in a loss of confidence in participants in the digital asset ecosystem and market-wide declines in digital asset trading prices and liquidity. These events have led to a substantial increase in regulatory and enforcement scrutiny of the industry as a whole and of digital asset trading platforms in particular, including from the U.S. Department of Justice, the SEC, the U.S. Commodities and Futures Trading Commission, the President and Congress.

These events have also led to significant negative publicity around digital asset market participants. This publicity could negatively impact the reputation of the Fund and/or the Adviser and have an adverse effect on the trading price and/or the value of the Shares. Moreover, sales of a significant number of Shares of the Fund as a result of these events could have a negative impact on the trading price of the Shares.

Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of digital assets, including ether, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value. These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Fund and the Adviser.

●	Blockchain Technology Risk. Blockchain technology is new and many of its uses may be untested. There is no assurance that widespread adoption of blockchain technology will occur, and the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchain technology. The adoption of blockchain technology may be impaired by laws or regulations. Further, blockchain technology may be subject to future laws or regulations that may be difficult to predict. In addition, because blockchain functionality relies on the internet, a significant disruption of internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies. Certain features of blockchain technology may increase the risk of fraud or cyberattack. An investment in investment vehicles that hold or track digital assets, and the Fund, may be subject to the following risks:

○	Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss, or destruction of these keys could adversely affect a user’s ownership claims over an asset or a company’s business or operations if it was dependent on the blockchain.

○	Competing platforms and technologies. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains.

○	Cybersecurity incidents. Cybersecurity incidents may compromise an issuer, its operations, or its business. Cybersecurity incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyberattack by potentially reducing the likelihood of a coordinated response.

○	Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented on a blockchain and trade on a digital asset exchange may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a digital asset exchange, depending on the platform’s controls and other policies. The more lenient a digital asset exchange is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital assets or other assets trading on a digital asset exchange.

○	Lack of regulation. Digital assets and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain technology works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, participants engaged in blockchain activities may be exposed to adverse regulatory action, fraudulent activity, or even failure. There can be no guarantee that future regulation of blockchain technology or digital assets will not have a negative impact on the value of such technologies and the Fund. To the extent that regulatory changes or actions are made by the U.S. Congress or any U.S. federal or state agencies on crypto assets leading to additional regulatory requirements and oversight, these changes may affect the value of the Shares or restrict the use of Ether or the operation of the Ethereum Network or the digital asset trading platforms in a manner that adversely affects the value of the Fund. In addition, regulatory changes or other events in foreign jurisdictions may affect the value of the Shares or restrict the use of one or more digital assets or the operation of their networks or digital asset trading platforms in a manner that adversely affects the value of the Shares.

○	Network amendment risk. Significant contributors to all or any digital asset network could propose amendments to the respective network’s protocols and software that, if accepted and authorized by such network, could adversely affect the blockchain network. For example, with respect to the Ethereum Network, a small group of individuals may contribute to the Ethereum Network’s source code. Those individuals can propose refinements or improvements to the Ethereum Network’s source code through one or more software upgrades that alter the protocols and software that govern the Ethereum Network and the properties of ether, including the irreversibility of transactions and limitations on the issuance of new ether. To the extent that a significant majority of the users and validators on the Ethereum Network install such software upgrade(s), the Ethereum Network would be subject to new protocols and software that may adversely affect the network.

○	Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a network participant’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

●	Digital Asset Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in digital assets are uncertain and an investment in digital assets, even indirectly, may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies (“RICs”), such as the Fund. Should the U.S. Internal Revenue Service (“IRS”) issue guidance or take a position, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s indirect investments in digital asset ETPs (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

●	Ethereum ETPs Investment Risk. The Fund intends to obtain investment exposure to ether, indirectly via synthetic exposure to Ethereum ETPs through derivatives. The price of Ethereum ETP shares may not directly correspond to the price of ether and are highly volatile. Such investment also exposes the Fund to all of the risks related to digital assets discussed herein. The shares of Ethereum ETPs are not registered under the 1940 Act, or any state securities laws, and therefore such an investment will not benefit from the protections and restrictions of such laws.

Of the Ethereum ETPs, ETHE and ETH are sponsored by an affiliate of the Fund’s Adviser that receives a fee in exchange for assuming certain administrative and marketing expenses of ETHE and ETH. While the Fund does not invest directly in ETHE and ETH, the Fund’s strategy may result in additional purchases of shares of ETHE and ETH by options holders, which will benefit the Adviser and its affiliate in terms of fees being received on these products.

●	Derivative Instruments. The Fund will invest in options, a type of derivative instrument. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect may not move together as expected. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

●	Ethereum ETP Options Risk. The market for Ethereum ETP Options may be less developed, and potentially less liquid and more volatile, than more established options markets. There can be no assurance that this market will grow. The price of Ethereum ETP Options is based on a number of factors, including the supply of and the demand of options contracts on Ethereum ETPs.

Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Ethereum ETP Options.

Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to Ethereum ETP Options. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Ethereum ETP Options may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.

Price differences between Ether and Ethereum ETP Options will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Ether, including larger losses or smaller gains. Transaction costs (including the costs associated with the purchase and sale of options contracts), position limits, the availability of counterparties and other factors may impact the cost of Ethereum ETP Options and decrease the correlation between the performance of Ethereum ETP Options and Ether, over short or even long-term periods. In the event that there are persistent disconnects between Ether and Ethereum ETP Options, the Fund may not be able to obtain the desired exposure and may not be able to achieve its investment objective.

●	Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Additionally, positions in options and other contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits. Such actions may subject the Fund to substantial losses.

●	FLEX Options Risk. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. FLEX Options are issued and guaranteed for settlement by the OCC. In the event that the Fund were to utilize FLEX Options, the Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and, therefore, the value of your investment in the Fund. Trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective.

●	Assignment Risk. The OCC may randomly assign an exercise notice to a clearing member, who must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that option contract. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the option price on the exercise date and the option price when written by the Fund. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the performance of the referenced Ethereum ETPs.

●	Covered Call Option Writing Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying instrument above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying instrument. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying reference asset of the options over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so.

●	Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore, the Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

●	Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

●	Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is anticipated that the market price of Shares will generally approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

●	Exchange-Traded Products (“ETPs”) Risk. The Fund is subject to the risks associated with the direct ownership of the investments held or represented by the ETPs in which it has indirect exposure to. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares) for a number of reasons. For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be exacerbated in less liquid markets.

●	Cash Transactions Risk. The Fund may effect a significant portion of its creations and redemptions for cash, rather than in-kind. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

●	Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition of an issuer of those securities may cause the value of the securities to decline.

●	Liquidity Risk. Liquidity risk is the risk that a particular investment cannot be sold at an advantageous time or price. For example, the market for certain securities may become illiquid under adverse market or economic conditions. Also, investments in derivatives tend to involve greater liquidity risk. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

●	Non-Diversification Risk. The Fund is considered to be non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

●	Active Management Risk. The Fund is actively managed and its performance reflects the investment decisions that the Adviser makes for the Fund. The Adviser’s judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

●	Active Investor Risk. The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective.

●	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

●	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

●	Money Market Fund Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

●	Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

●	U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

●	Tax Risk. To qualify for the favorable tax treatment generally available to a RIC, the Fund must satisfy, among other requirements described in the SAI, certain diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

●	Options Premium Tax Risk. The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

●	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●	New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

●	Large Shareholder Risk. Certain shareholders, including an authorized participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of Shares. Additionally, from time to time an authorized participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Fund may be liquidated. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, the Fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted, and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

Performance

As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://etfs.grayscale.com/etco and will provide some indication of the risks of investing in the Fund.

Portfolio Management

Adviser	Grayscale Advisors, LLC
Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)
Portfolio Managers	Yin Bhuyan, Portfolio Manager of Vident, Austin Wen, CFA, Portfolio Manager of Vident and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of Vident have each been a portfolio manager of the Fund since its inception in April 2025.

To the extent that a reference in this prospectus refers to the Adviser, such reference should also be read to refer to the Sub-Adviser, where the context requires.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for cash and/or in exchange for securities, assets or other positions (which may include cash in lieu of certain securities, assets or other positions).

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at http://etfs.grayscale.com/etco.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

18